UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 29, 2008

Date of Report (Date of earliest event reported)

            First Chester County Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12870	23-2288763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 North High Street, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(484) 881-4000

(Registrant’s telephone number, including area code)

________________________

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[      ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 29, 2008, the position of Executive Vice President for Human Resources and Administration of First National Bank of Chester County, a wholly-owned subsidiary of First Chester County Corporation, was eliminated as part of an internal organizational restructuring. As a result, Deborah Pierce, who had held this position, is no longer employed by the Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2008	FIRST CHESTER COUNTY CORPORATION

By:/s/John Balzarini

                 Name: John Balzarini

                 Title: Chief Financial Officer